                                                                   EXHIBIT 99.2

                                 NOTE AGREEMENT

     This NOTE AGREEMENT (this "NOTE AGREEMENT") is made effective as of October 1, 2001 by and among Ascent Pediatrics, Inc., a Delaware corporation (the "COMPANY"), Medicis Pharmaceutical Corporation, a Delaware corporation (the "PARENT"), Furman Selz Investors II L.P., a Delaware limited partnership ("FS II"), FS Employee Investors LLC, a Delaware limited liability company ("FS EMPLOYEE"), FS Ascent Investments LLC, a Delaware limited liability company ("FS ASCENT"), FS Parallel Fund L.P., a Delaware limited partnership ("FS PARALLEL"), BancBoston Ventures Inc. ("BANCBOSTON") and Flynn Partners ("FLYNN").

     WHEREAS, FS II, FS Employee, FS Parallel, BancBoston and Flynn (each a "NOTE HOLDER" and collectively the "NOTE HOLDERS") are holders of (i) an aggregate principal amount of $1,749,126 of 8% Subordinated Notes issued on July 23, 1999 (the "8% SUBORDINATED NOTES") under the May 13, 1998 Securities Purchase Agreement, as amended, (the "MAY 1998 SECURITIES PURCHASE AGREEMENT") by and among the Company, FS II., FS Employee, FS Parallel, BancBoston and Flynn; (ii) an aggregate principal amount of $14,000,000 of 7.5% Convertible Subordinated Notes issued on July 23, 1999 under the Third Amendment to the May 1998 Securities Purchase Agreement and on October 15, 1999 under the Fourth Amendment to the May 1998 Securities Purchase Agreement (the "7.5% CONVERTIBLE SUBORDINATED NOTES"); and (iii) an aggregate principal amount of $7,000,000 of 8% Convertible Subordinated Notes issued on July 23, 1999 upon exchange of Series G Preferred Stock in the Second Amendment to the May 1998 Securities Purchase Agreement (the "8% CONVERTIBLE SUBORDINATED NOTES," and together with the 8% Subordinated Notes, and the 7.5% Convertible Subordinated Notes, the "NOTES"), in each case as set forth on SCHEDULE A hereto;

     WHEREAS, FS Ascent is the sole holder (the "7.5% SUBORDINATED NOTE HOLDER") of the 7.5% Subordinated Note issued on January 2, 2001 in the aggregate principal amount of $6,250,000 (the "7.5% SUBORDINATED NOTE") under the Loan Agreement dated as of December 29, 2000 (the "LOAN AGREEMENT") by and between the Company and FS Ascent;

     WHEREAS, FS Ascent holds 2,001 shares of the Company's Series H Preferred Stock, par value $.01 per share and has the obligation to purchase additional shares upon request of the Company in accordance with the Fifth Amendment (the "FIFTH AMENDMENT") to the May 1998 Securities Purchase Agreement dated January 2, 2001 (such shares of Series H Preferred Stock owned and any additional shares of Series H Preferred Stock issued to FS Ascent after the date hereof being herein referred to as the "SERIES H PREFERRED STOCK" and such holder of Series H Preferred Stock, the "PREFERRED HOLDER");

     WHEREAS, FS Ascent holds Warrants to purchase an additional 5,000,000 Depositary Shares issued pursuant to the Fifth Amendment and may be issued additional Warrants by the Company (such Warrants owned and any additional Warrants issued to FS Ascent after the date hereof being herein referred to as the "WARRANTS" and such holder, the "WARRANT HOLDER");

     WHEREAS, each Note Holder, 7.5% Subordinated Note Holder, Preferred Holder and Warrant Holder desires that Parent, MPC Merger Corp., a Delaware corporation and wholly owned subsidiary of Parent ("MERGER SUB"), and the Company enter into an Agreement and Plan of Merger dated the date hereof (the "MERGER AGREEMENT"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Merger Sub with and into the Company (the "MERGER") upon the terms and subject to the conditions set forth in the Merger Agreement; and

     WHEREAS, each Note Holder, 7.5% Subordinated Note Holder, Preferred Holder, Warrant Holder and the Company are executing this Note Agreement as an inducement to Parent and Merger Sub to enter into and execute the Merger Agreement.

     NOW, THEREFORE, in consideration of the execution and delivery by Parent and Merger Sub of the Merger Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

          1. TERM. This Note Agreement shall terminate upon the earlier to occur of (a) the termination of the Merger Agreement pursuant to its terms, (b) the consummation of the Merger and (c) the Drop Dead Date; provided, however, that in the event that the Merger is consummated then SECTIONS 7 AND 8 of this Note Agreement shall continue in full force and effect and shall not terminate (the "TERM").

          2. REPRESENTATIONS AND WARRANTIES OF EACH NOTE HOLDER AND FS ASCENT. Each Note Holder and FS Ascent severally and not jointly represents and warrants to Parent that as of the date of this Agreement:

               (a) such Note Holder or FS Ascent is the record and beneficial owner of such Notes, 7.5% Subordinated Notes, Series H Preferred Stock, and Warrants (collectively, the "SECURITIES") as are set forth opposite such holder's name on SCHEDULE A hereto;

               (b) the Securities constitute the only capital stock, notes, options, warrants or other rights (whether or not contingent) to acquire shares of capital stock of the Company with respect to which such Note Holder or FS Ascent is the record or beneficial owner; and

               (c) the Securities are held by such Note Holder or FS Ascent free and clear of all liens, encumbrances, claims, security interests or any other restrictions whatsoever (other than any restrictions under applicable securities laws), and there are no outstanding subscriptions, options, rights, contracts, understandings or agreements to purchase or otherwise acquire the Notes, 7.5% Subordinated Notes, Series H Preferred Stock and Warrants other than the additional shares of Series H Preferred Stock and additional Warrants that are issuable under the Fifth Amendment.

          3. COVENANTS OF EACH NOTE HOLDER AND FS ASCENT. Each Note Holder and FS Ascent shall not after the date hereof (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively "TRANSFER"), or consent to any Transfer of, any Notes, 7.5% Subordinated Notes, Series H Preferred Stock and Warrants or any interest therein, (ii) enter into any contract, option or other agreement with respect to any Transfer of any or all of the Notes, 7.5% Subordinated Notes, Series H Preferred Stock and Warrants or any interest therein or (iii) assign any of its rights or obligations pursuant to the May 1998 Securities Purchase Agreement or the Loan Agreement; provided, that each Note Holder and FS Ascent may Transfer any of the Notes, 7.5% Subordinated Notes, Series H Preferred Stock and Warrants to any other person or entity that, prior to or coincident with such Transfer, executes an agreement to be bound by the provisions of this Note Agreement including, without limitation, the provisions contained in SECTIONS 4, 5, 6, 7 AND 8 hereof.

          4. REDEMPTION OF SERIES H PREFERRED STOCK. Notwithstanding anything to the contrary contained in the Certificate of Designations for the Series H Preferred Stock, the Preferred Holder hereby covenants and agrees that during the Term such Preferred Holder will not take any action to cause the Company to be required to redeem any or all of the shares of Series H Preferred Stock then outstanding.

          5. CONVERSION OF THE NOTES. Notwithstanding anything to the contrary contained in any of the Notes, each Note Holder hereby covenants and agrees that during the Term such Note Holder will not convert any of the Notes into equity securities of the Company.

          6.   DEMAND UNDER THE 7.5% SUBORDINATED NOTES.

          (a) The Company hereby covenants and agrees to issue the Extension Notice and take such other action as may be required to extend the Demand Date through December 31, 2001. The Company further covenants and agrees that should any action be required by the Company in order to cause the maturity date of the 7.5% Subordinated Note as provided in SECTION 6(b) below to be extended from December 31, 2001 to the Drop Dead Date, the Company will use reasonable best efforts to take such action.

          (b) The 7.5% Subordinated Note Holder hereby (i) covenants and agrees that it will not take any action to cause the Company to be required to repay the 7.5% Subordinated Note during the Term, (ii) agrees to extend the Demand Date (as defined in the Loan Agreement) through December 31, 2001 upon proper receipt of an Extension Notice (as defined in the Fifth Amendment) from the Company and for no additional consideration beyond that currently provided in Section 2.2 of such Fifth Amendment, (iii) agrees that if the Company has issued such Extension Notices to extend the Demand Date through December 31, 2001 and if the Merger has not been consummated on or prior to December 31, 2001, then the Demand Date shall automatically be extended through the Drop Dead Date for no additional consideration,
     (iv) waives any required notice of the Merger under the Loan Agreement and
     (v) waives any required notices under the Loan Agreement of the anticipated redemption of the 7.5% Subordinated Note as provided in the Merger Agreement.

          7. EXERCISE OR TERMINATION OF WARRANTS. Notwithstanding anything to the contrary contained in the Warrants, FS Ascent hereby covenants and agrees that all unexercised Warrants held by FS Ascent at the Effective Time will terminate immediately prior to the consummation of the Merger.

          8. WAIVER OF ISSUANCE OF NEW WARRANTS. Notwithstanding anything to the contrary contained in the 7.5% Convertible

Subordinated Notes, the 8% Convertible Subordinated Notes and the May 1998 Securities Purchase Agreement, effective as of the Effective Time, each Note Holder hereby (i) waives the issuance of New Warrants (as defined in the May 1998 Securities Purchase Agreement) as a condition to the Company's right to redeem such 7.5% Convertible Subordinated Notes and 8% Convertible Subordinated Notes pursuant to Section 9.3(c) of the May 1998 Securities Purchase Agreement upon the consummation of the Merger and (ii) waives any required notices under the May 1998 Securities Purchase Agreement of the anticipated Merger and of the anticipated redemption of the Notes upon the consummation of the Merger.

          9. GOVERNING LAW. This Note Agreement will be governed by the laws of the State of Delaware without regard to conflicts of laws principles.

          10. COUNTERPARTS. This Note Agreement may be executed and delivered (including by facsimile) in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement and shall become effective as to any Note Holder or FS Ascent when one or more counterparts have been signed by each of the Company, Parent and Merger Sub and such Note Holder or FS Ascent and delivered to the Company, Parent and Merger Sub and such Note Holder or FS Ascent even if all of the parties for which signature blocks exist have not executed a counterpart to this Note Agreement.

          11. SEPARABILITY. If any provision of this Note Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have executed and delivered this Note Agreement as of the date first written above.


                                ASCENT PEDIATRICS, INC., a Delaware corporation


                                By:    /s/ Emmett Clemente
                                      ------------------------------------------
                                Name:  Emmett Clemente
                                      ------------------------------------------
                                Title: President
                                      ------------------------------------------


                                MEDICIS PHARMACEUTICAL CORPORATION,
                                a Delaware corporation


                                By:    /s/ Mark A. Prygocki, Sr.
                                      ------------------------------------------
                                Name:  Mark A. Prygocki, Sr.
                                      ------------------------------------------
                                Title: Executive Vice-President &
                                       Chief Financial Officer
                                      ------------------------------------------



                                FURMAN SELZ INVESTORS II L.P., a Delaware
                                limited Partnership, FS EMPLOYEE INVESTORS LLC, a Delaware limited liability company, and
                                FS PARALLEL FUND L.P., a Delaware limited
                                partnership
                                BY: FS PRIVATE INVESTMENTS LLC, Manager


                                By:    /s/ James L. Luikart
                                      ------------------------------------------
                                Name:  James L. Luikart
                                      ------------------------------------------
                                Title: Managing Member
                                      ------------------------------------------



                                FS ASCENT INVESTMENTS LLC, a Delaware limited liability company
                                BY: FS PRIVATE INVESTMENTS LLC, Manager


                                By:    /s/ James L. Luikart
                                      ------------------------------------------
                                Name:  James L. Luikart
                                      ------------------------------------------
                                Title: Managing Member
                                      ------------------------------------------


                          NOTE AGREEMENT SIGNATURE PAGE

                                BANCBOSTON VENTURES INC.


                                By:
                                      ------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                      ------------------------------------------


                                FLYNN PARTNERS


                                By:    /s/ James E. Flynn
                                      ------------------------------------------
                                Name:  James E. Flynn
                                      ------------------------------------------
                                Title: Partner
                                      ------------------------------------------


                          NOTE AGREEMENT SIGNATURE PAGE

                          SCHEDULE A TO NOTE AGREEMENT

---------------------------------------------------------------------------------------------------------------------------
STOCKHOLDER                             8%              7.5%              8.0%                    SERIES H       WARRANTS
                                        SUBORDINATED    CONVERTIBLE       CONVERTIBLE             PREFERRED
                                        NOTES           SUBORDINATED      SUBORDINATED            STOCK
                                                        NOTES             NOTES
---------------------------------------------------------------------------------------------------------------------------
FS Private Investments LLC              ---             ---               ---                     ---            ---
---------------------------------------------------------------------------------------------------------------------------
Furman Selz Investors II L.P.           $1,156,423      $12,341,778       $4,628,000              ---            ---
---------------------------------------------------------------------------------------------------------------------------
FS Employee Investors LLC               $98,785         $1,057,778        $397,000                ---            ---
---------------------------------------------------------------------------------------------------------------------------
FS Ascent Investments LLC               ---             ---               ---                     2,001          5,000,000
---------------------------------------------------------------------------------------------------------------------------
FS Parallel Fund L.P.                   $56,429         $600,444          $225,000                ---
---------------------------------------------------------------------------------------------------------------------------
BancBoston Ventures Inc.                $415,542        ---               $1,663,000              ---            ---
---------------------------------------------------------------------------------------------------------------------------
Flynn Partners                          $21,739         ---               $87,000                 ---            ---
---------------------------------------------------------------------------------------------------------------------------

